UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2008
CYCLACEL PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-50626 (Commission File Number)	91-1707622 (IRS Employer Identification No.)
200 Connell Drive
Suite 1500
Berkeley Heights, NJ 07922
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (908) 517-7330

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.01: AMENDMENT TO THE AMENDED AND RESTATED BYLAWS
EX-99.1: PRESS RELEASE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
     (d) Effective September 4, 2008, the Board of Directors (the “Board”) of Cyclacel Pharmaceuticals, Inc. (the “Company”) appointed Dr. Nicholas G. Bacopoulos to serve as a Class 3 Director until the 2009 annual meeting of the Company’s stockholders. A press release reflecting Dr. Bacopoulos’s appointment, dated September 8, 2008, is attached hereto as Exhibit 99.1.
     There are no arrangements or understandings between Dr. Bacopoulos and any other person pursuant to which Dr. Bacopoulos was appointed as a director. There are no transactions to which the Company is a party and in which Dr. Bacopoulos has a material interest that is required to be disclosed under Item 404(a) of Regulation S-K.
     Dr. Bacopoulos has not previously held any positions with the Company and has no family relations with any directors or executive officers of the Company.
     On September 4, 2008, the Board granted to Dr. Bacopoulos an option to purchase up to 25,000 shares of the Company’s common stock, at an exercise price of $1.18 per share, for his services as a non-executive director of the Company, one-fourth of such option shall vest on the first anniversary of the date of grant and the balance shall vest ratably over the following 36 months thereafter. The option expires on September 4, 2018.
     In addition, Dr. Bacopoulos is entitled to receive an annual fee of $20,000 for his services as a non-executive director of the Company. Dr. Bacopoulos is also entitled to receive $2,000 for each Board meeting he attends in person and $1,000 for each Board meeting he attends telephonically. Dr. Bacopoulos will also be reimbursed for certain customary business expenses in connection with attending the Board meeting.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective September 4, 2008, the Board approved an amendment to the Amended and Restated Bylaws (the “Amendment”) of the Company to increase the maximum number of directors that may serve on the Company’s Board from eight to nine.
     A copy of the Amendment is attached hereto as Exhibit 3.01 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)

Exhibit No.	Description

3.01	Amendment to the Amended and Restated Bylaws of Cyclacel Pharmaceuticals, Inc.

99.1	Press Release, dated September 8, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCLACEL PHARMACEUTICALS, INC.
By:	/s/ Paul McBarron
Name:	Paul McBarron
Title:	Executive Vice President—Finance and Chief Operating Officer

Date: September 8, 2008

EXHIBIT INDEX

Exhibit No.	Description

3.01	Amendment to the Amended and Restated Bylaws of Cyclacel Pharmaceuticals, Inc.

99.1	Press Release, dated September 8, 2008.